INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 2-754843, 2-91475, 33-20308, 33-27657, 33-69400, 33-63608 and 33-24605 of
International Game Technology on Form S-8 of our report dated November 6, 2000, appearing in this Annual Report on Form 10-K/A of International Game Technology for the year ended September 30, 2000.

DELOITTE & TOUCHE LLP

Reno, Nevada
August 3, 2001